EXHIBIT 10.8

LOCKUP AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the date set forth on the signature page of this Agreement by ________ (“Holder”) in connection with the ownership of shares of Expedite 4, Inc., a Nevada corporation (the “Company”). Capital terms used and not otherwise defined herein shall have the respective meanings set for in the Private Placement Memorandum of the Company, dated as of February 1, 2010, and its attachments thereto (the “Memorandum”).

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.           Background.

a.           The Company is offering to certain investors (the “Investors”), on a “best efforts” basis, investment units (“Units”), each Unit consisting of (i) two (2) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants to purchase one (1) share of the Company’s Common Stock at an exercise price of $5.50 per share (the “Warrants” and collectively with the Common Stock, the “Securities”), for aggregate gross proceeds of a minimum of $5,000,000 and up to a maximum of $10,000,000 (the “Offering”), in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D and/or Regulation S as promulgated by the United States Securities and Exchange Commission  under the Securities Act of 1933, as amended;

b.           Holder is the beneficial owner of the amount of Common Stock of the Company designated on the signature page hereto.

c.           As a condition to the Offering and as an inducement to the Investors to enter into a subscription agreement dated March 29, 2010 (the “Subscription Agreement”), Holder understands that the Investors have required, and the Company has agreed to obtain on behalf of the Investor an agreement from the Holder to refrain from selling any of the Lockup Shares, as defined below, for a period of eighteen (18) months from the Closing of the Offering (“Restricted Period”).

2.           Sale Restriction.

a.           Holder hereby agrees that during the Restriction Period, the Holder will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any Common Stock or any options, warrants or other rights to purchase Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof (collectively, the “Lockup Shares”), other than in connection with an offer made to all shareholders of the Company in connection with merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of the Lockup Shares held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

b.           Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into Common Stock will be subject to the provisions of this Agreement.

c.           Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.           Miscellaneous.

a.           At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Investor to carry out the intent and purposes of this Agreement.

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Offering Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c.           The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.           This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.           This Agreement may be signed and delivered by facsimile signature and delivered electronically.

f. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g. The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Investors identified in the Subscription Agreement and may be enforced by the Investors and may not be amended without the consent of the Investors, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Xin Zhao
(Signature of Holder)

Xin Zhao
(Print Name of Holder)

0
Amount of Common Stock Beneficially Owned

COMPANY:
EXPEDITE 4, INC.

By:	/s/ Luping Pan
Name: Luping Pan
Title: Chief Executive Officer

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Shu Kaneko
(Signature of Holder)

Shu Kaneko
(Print Name of Holder)

0
Amount of Common Stock Beneficially Owned

COMPANY: EXPEDITE 4, INC.

By:	/s/ Luping Pan
Name: Luping Pan
Title: Chief Executive Officer

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Dengfu Xu
(Signature of Holder)

Dengfu Xu
(Print Name of Holder)

0
Amount of Common Stock Beneficially Owned

COMPANY:
EXPEDITE 4, INC.

By:	/s/ Luping Pan
Name: Luping Pan
Title: Chief Executive Officer

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Luping Pan
(Signature of Holder)

Luping Pan
(Print Name of Holder)

0
Amount of Common Stock Beneficially Owned

COMPANY:
EXPEDITE 4, INC

By:	/s/ Luping Pan
Name: Luping Pan
Title: Chief Executive Officer

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Liqiang Song
(Signature of Holder)

Liqiang Song
(Print Name of Holder)

5,061,220
Amount of Common Stock Beneficially Owned

COMPANY:
EXPEDITE 4, INC.

By:	/s/ Luping Pan
Name: Luping Pan
Title: Chief Executive Officer